                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 1996
                                                 -----------------

                           FOUNTAIN OIL INCORPORATED
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                    0-9147                91-0881481
-----------------------------     -------------         -------------------
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)


1400 Broadfield Blvd., Suite 200, Houston, Texas           77084-5163
-------------------------------------------------        -------------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code  713-492-6992
                                                   --------------

        --------------------------------------------------------------
         (Former name or former address, if changed since last report)

5. OTHER EVENTS

     On October 2, 1996, Registrant completed the issuance of an aggregate of 1,139,800 shares of its Common Stock upon the exercise of Stock Purchase Warrants expiring February 28, 1997 entitling the Registered Holders thereof to purchase shares of Registrant's Common Stock at an exercise price of $5.10 per share. Registrant received aggregate proceeds of $5,812,980 upon such exercise. The series of Stock Purchase Warrants expiring February 28, 1997 had been called for redemption, and all outstanding warrants of that series have been exercised.

                                  SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FOUNTAIN OIL INCORPORATED

Date:  October 2, 1996                 By: /s/ Susan E. Palmer
                                          ---------------------------------
                                          Susan E. Palmer
                                          Corporate Secretary



                                       3